ACQUISITION OF DYNAMIC INDONESIA HOLDINGS LIMITED (Tables)	6 Months Ended
Jun. 30, 2022
Seamless Group Inc [Member]
SCHEDULE OF PURCHASE PRICE OF ACQUISITION

  The allocation of the purchase price as of the date of acquisition is summarized as follows:

US$
Net assets acquired (i)	(1,590,634)
Goodwill (Note 3)	7,851,590
Non-controlling interests	(3,931,441)
Total	2,329,515

Total purchase price is comprised of:
Cash consideration	200,000
Fair value of previously held equity interests	2,129,515
2,329,515